SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 13, 2001




                               LECTEC CORPORATION
             (Exact name of registrant as specified in its charter)


           Minnesota                      0-16159                41-1301878
(State or other jurisdiction of   (Commission file number)    (I.R.S. Employer
         incorporation)                                      Identification No.)



               10701 Red Circle Drive, Minnetonka, Minnesota 55343
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (952) 933-2291

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Item 5.   Other Events.

      On March 13, 2001, LecTec Corporation ("LecTec") entered into, and simultaneously closed the transactions contemplated by, an asset purchase agreement with The National Medical Products Co. Ltd. ("NMP"),pursuant to which NMP purchased certain assets of LecTec related to the manufacture of medical tape products. Under the agreement, LecTec received $700,000 in cash.

      The foregoing is a summary of certain terms and conditions and is not intended to be complete. The press release filed as Exhibit 99 to this Form 8-K is hereby incorporated herein by reference.


Item 7.   Financial Statements and Exhibits.

           (c)      Exhibits

      Exhibit     Description of Exhibit
      -------     ----------------------

        99        Press release dated March 21, 2001

SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 21, 2001



                                        LECTEC CORPORATION

                                        /s/Douglas J. Nesbit
                                        ----------------------------------------
                                        Douglas J. Nesbit
                                        Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit     Description of Exhibit
-------     ----------------------

  99        Press release dated March 21, 2001